EXHIBIT 10.5.1

                              MODIFICATION NO. 4 TO
                              CO-TENANCY AGREEMENT
                                     BETWEEN
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                       AND
                          TUCSON ELECTRIC POWER COMPANY

         This Modification No. 4 to the Co-Tenancy Agreement Between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter sometimes referred to as the "Parties" or "Participants", is hereby entered into an executed this 25 day of October, 1984.

         WITNESSETH:

         WHEREAS, the Parties entered into an agreement described as the Co-Tenancy Agreement Between New Mexico and Tucson effective July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, and Modification No. 3 on July 17, 1984 ("Co-Tenancy Agreement"), which establishes certain terms and conditions relating to their ownership and operation of the San Juan Project Agreements; and

         WHEREAS, the Parties desire to clarify their rights, title and interests in the San Juan Project as a result of the contemplated October 31, 1984 conveyance of Tucson's San Juan Unit 3 ownership interest to Alamito
Company ("Alamito") pursuant to the purchase agreement between Tucson and Alamito dated October 1, 1984 ("San
Juan Unit No. 3 Purchase Agreement").

         NOW THEREOF, the Parties agree as follows:

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         1.0 Effective  Date.  This  Modification  No. 4 shall become  effective immediately upon Tucson's conveyance of its San Juan Unit No. 3 ownership interest to Alamito.

         2.0 Compliance With Section 6.7. Section 6.7 of the Co-Tenancy Agreement requires that in the event either Participant transfers any of its rights, title or interest in the San Juan Project, the Participants shall jointly execute a Supplement to this Co-Tenancy Agreement, in recordable form, which describes the rights, titles and interests of each Participant following such transfer or assignment. On November 17, 1981, New Mexico sold and transferred an 8.475 percent undivided ownership interest in San Juan Unit 4 to the City of Farmington, New Mexico. On December 31, 1981, Tucson and the M-S-R Public Power Agency ("M-S-R") entered into the Tucson/M-S-R Agreement--Option to Acquire Ownership Interest in San Juan Unit 4, wherein Tucson agreed to sell to M-S-R and M-S-R agreed to purchase from Tucson, pursuant to the terms and conditions of such agreement, on or before November 30, 1982, the Tucson Option (also referred to as the "Option to Repurchase" in the May 16, 1979, San Juan Unit 4 Purchase Agreement between New Mexico and Tucson). On November 29, 1982, New Mexico and M-S-R executed the San Juan Unit 4 Purchase and Participation Agreement, and on September 26, 1983, New Mexico and M-S-R executed the San Juan Unit 4 Early Purchase and Participation Agreement under which New Mexico sold and transferred a 28.8 percent undivided ownership interest in San Juan Unit 4 to M-S-R effective December 31, 1983. As of October 1, 1984, Tucson and Alamito entered into the San Juan Unit No. 3 Purchase Agreement which provides that Tucson will sell and transfer to Alamito its 50 percent undivided ownership interest in Unit 3 on October 31, 1984. In accordance with the requirements of
Section 6.7, the following sections of the Co-Tenancy Agreement are hereby amended to read as follows:

         Amended Section 6.3:

         6.3 Subsequent to execution of the Co-Tenancy Agreement, conveyances and assignments or agreements, as described in paragraphs 2.3, 2.5, 5.2, 5.19 and 5.20, and subject to the requirements of such sections, have been made or will be made dated as of a date prior to the Transfer Date so that each Participant will have title to an equal undivided one-half (1/2) interest in the San Juan Site, water rights, FC Line, rights-of-way, leases, River Water
Diversion and Pumping Station, and all San Juan Project improvements on such sites. The generating units of the San Juan Project, Capital Additions, Capital Betterments and Capital Replacements placed into service prior to the Transfer Date shall be owned in undivided one-half (1/2) interest by each Participant. The generating units of the San Juan Project, Capital Additions, and Capital Betterments thereto, and Capital Replacements thereof, placed into service on the Transfer Date and thereafter shall be owned and title held by the Participants and Unit Participants in the following percentages:

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         Amended Section 3.1.1:

         6.3.1 For San Juan Units 1 and 2 and for all equipment and facilities directly related to the Units 1 and 2, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants
                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 0 percent

         New Section 6.3.1.1:

         A new Section 6.3.1.1 shall be added to Section 6, after Section 6.3.1, to read in its entirety as follows:

         6.3.1.1 For San Juan Unit 3 and for all equipment and facilities directly related to Unit 3 only, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants
                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 50 percent

         Amended Section 6.3.2:

         6.3.2 For San Juan Unit 4 and for all equipment and facilities directly related to Unit 4 only, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 62.725 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants
                   1.      M-S-R - 28.8 percent
                   2.      City of Farmington - 8.475 percent
                   3.      Alamito - 0 percent

         Amended Section 6.3.3:

         6.3.3 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      City of Farmington 0 percent

          B.      Unit Participants
                   1.      M-S-R - 0 percent
                   2.      Tucson - 50 percent
                   3.      Alamito - 0 percent

         Amended Section 6.3.4:

         6.3.4 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 56.351 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants

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                   1.      M-S-R - 14.4 percent
                   2. City of Farmington - 4.249 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17,
                           1981).
                   3.      Alamito - 25 percent

         Amended Section 6.3.5:

         6.3.5 For equipment and facilities common to all of the units in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 53.741 percent
                   2.      Tucson - 19.8 percent

          B.      Unit Participants
                   1.      M-S-R - 8.7 percent
                   2. City of Farmington - 2.559 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17,
                           1981).
                   3.      Alamito - 15.2 percent

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         Amended Section 6.3.6:

         6.3.6 For the  Switchyard  Facilities  except as otherwise  provided in
Section 15 hereof, in accordance with the following percentages:

          A.      Participants
                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants
                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 0 percent

         Sections 6.3.7, 6.3.8 and 6.3.9:  Unchanged

         3.0 Amended Section 8.1. Section 8.1 shall be amended to read in its entirety as follows:

                  8.1 Subject to the provisions of paragraphs 10.1 and 10.2 hereof, the Participants shall be entitled to share the Net Effective Generating Capacity of the San Juan Project in equal, undivided one-half (1/2) interests for Units 1 and 2. New Mexico and Alamito shall be entitled to share the Net Effective Generating Capacity of the San Juan Project in equal undivided one-half (1/2) interests for Unit
         3. New Mexico and Unit Participants to which New Mexico conveys or has conveyed ownership interests and generation entitlements in San Juan Unit 4 shall have a 100 percent (100%) interest in the Net Effective Generating Capacity of Unit 4.

         4.0 New Section 9.5.2. A new Section 9.5.2 shall be added to Section 9, after Section 9.5.1 to read in its entirety as follows:

                  9.5.2 With respect to matters involving and not solely related to San Juan Unit 3, Tucson, as a Participant holding voting rights on the Coordination Committee, shall retain such voting rights for Alamito, with the obligation to consult with Alamito on all matters involving the San Juan Project which affect San Juan Unit 3, as set forth in the San Juan Unit No. 3 Purchase Agreement.

         5.0 Amended Section 9.7. Section 9.7 shall be amended to read in its entirety as follows:

                  9.7 In the event the Coordination Committee fails to reach agreement on a matter that has earlier been determined to relate solely to a specific San Juan generating unit, which such committee is authorized to determine, approve, or otherwise act upon after a reasonable opportunity to do so, then the Project Manager or Operating Agent (as said terms are respectively defined in the San Juan Project Construction Agreement and San Juan Project Operating Agreement) shall be authorized and obligated to take such action as in its discretion it deems to be necessary to the successful and proper construction, operation and maintenance of such unit, pending the resolution, by arbitration or otherwise, of any such inability or failure to agree.

         6.0 Amended Exhibit V. Exhibit V (a-g) shall be amended to read in its entirety as shown on the attached.

         7.0 Amended Section 25.8. Section 25.8 shall be amended to read in its entirety as follows:

                  25.8 Except as modified by the provisions set forth in Modification No. 4, all of the terms and conditions of this Co-Tenancy Agreement, effective as of July 1, 1969, as modified by Modification No. 1 as of May 16, 1979, Modification No. 2 as of December 31, 1983 and Modification No. 3 as of July 17, 1984, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 4 to be executed as of this _____ day _________, 1984.

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO


Attest:                                 By:  /S/ J. L. Wilkins
                                             -------------------------------
/S/ D. E. Peckham                       Its:     Senior Vice President
-------------------------
Secretary


                                        TUCSON ELECTRIC POWER COMPANY


Attest:                                 By:      /S/
                                             ------------------------------
/S/ Jean E. Kettlewell                  Its:     Executive Vice President
-------------------------

STATE OF NEW MEXICO )
                    ) ss.
COUNTY OF BERNALILLO)

         The foregoing instrument was acknowledged before me this 25th day of October, 1984, by J. L. Wilkins, Senior Vice President of Public Service Company of New Mexico, a New Mexico corporation, on behalf of said corporation.

                                                     /S/ Sherry Leeson
                                                     ----------------------
                                                     Notary Public
My Commission Expires:

   July 1, 1988



STATE OF ARIZONA     )
                     ) ss.
COUNTY OF PIMA       )

         The foregoing instrument was acknowledged before me this 22nd day of October, 1984, by Einar Greve, of Tucson Electric Power Company, an Arizona corporation, on behalf of said corporation.

                                                 -------------------------------
                                                 Notary Public

My Commission Expires:
     4/14/87

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                                  Exhibit V(a)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                                    Ownership

                         New Mexico - 50%; Tucson - 50%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash Systems (up to but not including Dewatering Tank or Ash Water Pump Building and Equipment)

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      SSR Protection System

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems and Hydrogen

                                  Exhibit V(b)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                                    Ownership

                         New Mexico - 50%; Tucson - 50%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (up to but not including Dewatering Tank or Ash Water Pump Building and Equipment)

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                  Exhibit V(c)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                                    Ownership

                         New Mexico - 50%; Alamito - 50%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler, including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 3A and 3B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, Storage Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                  Exhibit V(c)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                                    Ownership

                         New Mexico - 50%; Alamito - 50%


19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3C Conveyor to the Secondary Crusher Building

20.      SSR Protection System

                                  Exhibit V(d)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                                    Ownership

                    New Mexico - 62.725; Tucson - 0%; M-S-R -
                28.8%; City of Farmington - 8.475%; Alamito - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler Including Air Heaters and Pulverizers, Bunkers and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 4A and 4B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, Storage Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                  Exhibit V(d)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                                    Ownership

                    New Mexico - 62.725; Tucson - 0%; M-S-R -
                28.8%; City of Farmington - 8.475%; Alamito - 0%



17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3D Conveyor to the Secondary Crusher Building

                                  Exhibit V(e)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 1 AND 2

                                    Ownership

                         New Mexico - 50%; Tucson - 50%


 1.      Bearing Cooling Water System

 2. Bottom Ash Dewatering Facility, Including Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

 3. Demineralizer System, including: Clarifier, Storage Tanks, and Sump Pump

 4.      Fuel Oil System (No. 2 Oil for Ignition and Flame
         Stabilization)

 5.      Premix Tank Facility (formerly Wastewater Neutralizer
         Facility, now Operated as part of the Water Management System)

 6.      Instrument Air System, except Unit Piping

 7.      Chemical Feed System, except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 8.      Plant Air System, except Unit Piping

 9.      Sootblowing Air System, except Unit Piping

10.      Hydrogen Storage System, except Unit Piping

11. Coal Handling Reclaim Systems A and B including: Hoppers, Feeders, Reclaim Conveyors, Belt Scales and Sprinkler System

12.      Coal Tripper System South of Column, Line 12, including Dust
         Collection System

13.      Turbine Lube Oil Storage and Transfer System

14.      Control Room, Equipment Rooms, and Associated HVAC System

15.      Building South of Column Line 12

16.      Turbine Crane South of Column Line 12

17.      Fuel Oil, Ash, and Water Pipe Racks

                                  Exhibit V(e)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 1 AND 2

                                    Ownership

                         New Mexico - 50%; Tucson - 50%


18.      Boiler Fill System for Units 1 and 2

19.      SO2 Backup Scrubber - Absorber Transformer

20.      SAR Multiplexer Control System

                                  Exhibit V(f)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                                    Ownership

                    NewMexico - 56.351%; Tucson - 0%; M-S-R -
                  14.4%; City of Farmington - 4.249%*; Alamito - 25%


 1.      Bearing Cooling Water System

 2.      Demineralizer System including:  Sump Pumps, Filter Beds, and
         Storage Tanks

 3.      Fuel Oil System (No. 6 Oil for Ignition and Flame
         Stabilization, except Igniter Heaters and Unit Specific
         Piping)

 4. Wastewater Neutralizer Facility (formerly operated as part of Water Management System)

 5.      Instrument Air System, except Unit Piping

 6.      Chemical Feed Systems, except Unit Piping

          a.      Condensate & Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower System
          e.      Chlorination System

 7.      Plant Air System, except Unit Piping

 8.      Sootblowing Air System, except Unit Piping

 9.      Start-Up Transformers and Iso-Phase Bus to Units 3 and 4
         Switchgear

10.      Hydrogen Storage System, except Unit Piping

11.      Coal Tripper System serving Units 3 and 4 including Dust
         Collection Systems

                                  Exhibit V(f)
                                   (continued)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                                    Ownership

                    NewMexico - 56.351%; Tucson - 0%; M-S-R -
                  14.4%; City of Farmington - 4.249%*; Alamito - 25%



12.      Turbine Lube Oil Storage and Transfer System

13.      Control Room, Equipment Rooms, and Associated HVAC System

14.      Boiler Fill System for Units 3 and 4

15. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower and Pumps and
         Piping which is Unit Specific

16.      CO2 Storage System

17.      Start-up Boiler Feed Pump

18.      Turbine Bay Crane North of Column Line 12

19.      Fuel Oil, Ash, and Water Pipe Racks

20.      Fire Water Booster and Jockey Pumps

21.      Halon Fire Protection System

22.      Cooling Tower Multiplex Control System

23.      All spare parts common to either Unit

*City of Farmington's ownership interest is with respect to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981.

                                  Exhibit V(g)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                                    Ownership

                  New Mexico - 53.741%; Tucson - 19.8% M-S-R -
                  8.7% City of Farmington - 2.559%*; Alamito - 15.2%


 1.      River and Raw Water System including:

          a. Diversion and intake structures, including all equipment and pump building

          b.      Raw water line to reservoir

          c.      Reservoir, pump building, and all equipment

          d.      Raw water lines to plant yard

          e. All underground and above ground fire protection system to each vendor supplied or unit specific fire distribution system

 2.      Auxiliary boiler

 3.      SO2 System Chemical Plant, except Absorbers

          a.      double effect evaporator train systems

          b.      fly ash filter system

          c.      absorber product and feed tanks

          d.      condensate collection, storage, and transfer systems

          e.      soda ash storage, mixing, and distribution systems

          f.      sulfur plant

          g. sulfate purge system including: crystallizers, centrifuges, evaporators, and salt cake system

          h. sulfuric acid plant system including: storage tanks and load out system

          i.      auxiliary No. 2 cooling tower, pumps, and systems

 4.      Spare Main Transformer 345/24 kV, for all Units

 5.      Part of the Maintenance, Office, and Warehousing Facilities

                                  Exhibit V(g)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                                    Ownership

                  New Mexico - 53.741%; Tucson - 19.8% M-S-R -
                  8.7% City of Farmington - 2.559%*; Alamito - 15.2%


 6.      Chemical Laboratory

 7.      Coal and Ash Handling control facilities

 8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes

 9.      Potable Water System

10.      Environmental Monitoring including:  Air, Water, and Ground

11.      Transportation such as trucks, cars, and dozers

12.      Water Management System

          a.      Wastewater Recovery System - Northside

                  (1) Reverse osmosis system including lime/soda softening clarifier system

                  (2)      Brine concentrator Nos. 4 and 5

                  (3)      Centrifuge dewatering system

                  (4)      Effluent Pond No. 3 and pumping system

                  (5)      North Evaporation Ponds 1, 2, and 3

          b.      SO2 Waste Treatment System - Southside

                  (1)      Effluent Ponds 1A, 1B, 2 and pumping system
                  (2)      Clarifier system
                  (3)      Oxidation Towers
                  (4)      Brine concentrator Nos. 1, 2, and 3
                  (5)      Centrifuge dewatering system
                  (6)      South evaporation pond Nos. 1, 2, 3, 4, and 5

          c.      Data Acquisition System

          d.      Plant Sludge Pit

                                  Exhibit V(g)
                                   (Continued)

                            FACILITIES AND EQUIPMENT
                        COMMON TO ALL FOUR SAN JUAN UNITS

                                    Ownership

                  New Mexico - 53.741%; Tucson - 19.8% M-S-R -
                  8.7% City of Farmington - 2.559%*; Alamito - 15.2%

13. Coal transfer facilities from the reclaim conveyors to the head-end of plant belts 4A and 4B and dust suppression systems

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.      Sewage Treatment Facilities

*City of Farmington's ownership interest is with respect to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981.

                                 EXHIBIT 10.5.2

                               MODIFICATION NO. 5
                                       TO
                              CO-TENANCY AGREEMENT
                                     BETWEEN
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                       AND
                          TUCSON ELECTRIC POWER COMPANY

         This Modification No. 5 to the Co-Tenancy Agreement Between PUBLIC SERVICE COMPANY OF NEW MEXICO ("New Mexico") and TUCSON ELECTRIC POWER COMPANY ("Tucson"), hereinafter sometimes referred to collectively as the "Parties" or "Participants", is hereby entered into and executed as of the 1st day of July, 1985.

         WITNESSETH:

         WHEREAS, the Parties entered into an agreement described as the Co-Tenancy Agreement Between New Mexico and Tucson effective July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, and Modification No. 4 on October 25, 1984 ("Co-Tenancy Agreement"), which establishes certain terms and conditions relating to their ownership and operation of the San Juan Project and Project Agreements; and

         WHEREAS, on December 28, 1984, New Mexico and the Incorporated County of Los Alamos, New Mexico ("Los Alamos County") entered into the Amended and

Restated San Juan Unit 4 Purchase and Participation Agreement ("County PPA"), whereby Los Alamos County agreed to purchase from New Mexico a 7.20 percent undivided ownership interest in Unit 4; and

         WHEREAS, the County PPA provides, among other things, that Los Alamos County, upon closing of the transaction provided for in the County PPA, will have the voting rights and obligations of a Unit Participant on San Juan Project Committees as said rights and obligations are set forth in the Project Agreements; and

         WHEREAS, New Mexico and Tucson desire to clarify the rights and responsibilities of Participants and Unit Participants in the San Juan Project as a result of Los Alamos County's purchase of a 7.20 percent undivided interest in Unit 4 pursuant to the County PPA.

         NOW, THEREFORE, the Parties agree that the Co-Tenancy Agreement is hereby amended as follows:

         1.0 Effective Date. This Modification No. 5 shall become effective immediately upon the closing of Los Alamos County's purchase of the 7.20 percent undivided interest in Unit 4 pursuant to the County PPA, currently anticipated to be July 1, 1985.

         2.0 Compliance With Section 6.7. Section 6.7 of the Co-Tenancy Agreement requires that in the event either Participant transfers any of its rights, title or interest in the San Juan Project, the Participants shall jointly execute a Supplement to the Co-Tenancy Agreement, in recordable form, which describes the rights, titles, and interests of each Participant following such transfer or assignment. On November 17, 1981, New Mexico sold and transferred an 8.475 percent undivided ownership interest in Unit 4 to the City of Farmington, New Mexico ("City of Farmington"). On December 31, 1981, Tucson and the M-S-R Public Power Agency ("M-S-R") entered into the Tucson/M-S-R Agreement--Option to Acquire Ownership Interest in San Juan Unit 4, wherein Tucson agreed to sell to M-S-R and M-S-R agreed to purchase from Tucson, pursuant to the terms and conditions of such agreement, on or before November 30, 1982, the Tucson Option (also referred to as the "Option to Repurchase" in the May 16, 1979, San Juan Unit 4 Purchase Agreement between New Mexico and Tucson). On November 29, 1982, New Mexico and M-S-R executed the San Juan Unit 4 Purchase and Participation Agreement, and on September 26, 1983, New Mexico and M-S-R executed the San Juan Unit 4 Early Purchase and Participation Agreement under which New Mexico sold and transferred a 28.8 percent undivided ownership interest in Unit 4 to M-S-R effective December 31, 1983. On October 31, 1984, Tucson transferred its 50 percent undivided ownership interest in Unit 3 to the Alamito Company ("Alamito"). On December 28, 1984, New Mexico and Los Alamos County entered into the County PPA which provides that New Mexico will sell and transfer to Los Alamos County a 7.20 percent undivided ownership interest in Unit 4 which transfer is expected to occur as of July 1, 1985. In accordance with the requirements of Section 6.7, the following sections of the Co-Tenancy Agreement are hereby amended to read as follows:

         Amended Section 6.3.1:

         6.3.1 For Units 1 and 2 and for all equipment and facilities directly related to Units 1 and 2, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants

                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 0 percent
                   4.      Los Alamos County - 0 percent

         6.3.1.1 For Unit 3 and for all equipment and facilities directly related to Unit 3 only, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 50 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants

                   1.      M-S-R - percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 50 percent
                   4.      Los Alamos County - 0 percent

         Amended Section 6.3.2:

         6.3.2 For Unit 4 and for all equipment and facilities directly related to Unit 4 only, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 55.525 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants

                   1.      M-S-R - 28.8 percent
                   2.      City of Farmington - 8.475 percent

                   3.      Alamito - 0 percent
                   4.      Los Alamos County - 7.20 percent

         Amended Section 6.3.3:

         6.3.3 For equipment and facilities common only to Units 1 and 2, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants

                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent
                   3.      Alamito - 0 percent
                   4.      Los Alamos County - 0 percent

         Amended Section 6.3.4:

         6.3.4 For equipment and facilities common only to Units 3 and 4, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 52.739 percent
                   2.      Tucson - 0 percent

          B.      Unit Participants

                   1.      M-S-R - 14.4 percent

                   2. City of Farmington - 4.249 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17,
                           1981).
                   3.      Alamito - 25 percent
                   4.      Los Alamos County - 3.612 percent

         Amended Section 6.3.5:

         6.3.5 For equipment and facilities common to all of the units in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 51.566 percent
                   2.      Tucson - 19.8 percent

          B.      Unit Participants

                   1.      M-S-R - 8.7 percent

                   2. City of Farmington - 2.559 percent (ownership interest is with respect to common facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of common facilities which were in service on November 17,
                           1981).

                   3.      Alamito - 15.2 percent

                   4.      Los Alamos County - 2.175 percent Amended
                           Section 6.3.6:

         6.3.6 For the  Switchyard  Facilities  except as otherwise  provided in
Section 15 hereof, in accordance with the following percentages:

          A.      Participants

                   1.      New Mexico - 50 percent
                   2.      Tucson - 50 percent

          B.      Unit Participants

                   1.      M-S-R - 0 percent
                   2.      City of Farmington - 0 percent

                   3.      Alamito - 0 percent
                   4.      Los Alamos County - 0 percent

         3.0 Amended Section 8.1: Section 8.1 shall be amended to read in its entirety as follows:

                  8.1 Subject to the provisions of paragraphs 10.1 and 10.2 hereof, the Participants shall be entitled to share the Net Effective Generating Capacity of Units 1 and 2 in equal, undivided one-half (1/2) interests. New Mexico and Alamito shall be entitled to share the Net Effective Generating Capacity of Unit 3 in equal undivided one-half (1/2) interests. New Mexico and Unit Participants to which New Mexico conveys or has conveyed ownership interests and generation entitlements in Unit 4 shall have a 100 percent (100%) interest in the Net Effective Generating Capacity of Unit 4.

         4.0 New Section 9.5.3. A new Section 9.5.3 shall be added to Section 9 to read in its entirety as follows:

                  9.5.3 With respect to matters involving and not solely related to Unit 4, New Mexico will in good faith solicit the views of the City of Farmington and Los Alamos County on matters involving the San Juan Project which affect Unit 4.

         5.0 Amended Exhibit V. Exhibit V (a-h) shall be amended to read in its entirety as shown on the attached.

         6.0 Amended Section 25.8. Section 25.8 shall be amended to read in its entirety as follows:

                  25.8 Except as modified by the provisions set forth in Modification No. 5, all of the terms and conditions of the Co- Tenancy Agreement, effective as of July 1, 1969, as modified by Modification No. 1 on May 16, 1979, Modification No. 2 on December 31, 1983, Modification No. 3 on July 17, 1984, and Modification No. 4 on October 25, 1984, shall remain in full force and effect.

         6.0 Amended Section 26. Section 26 shall be amended to read as follows:

         26.0 RECOGNITION OF M-S-R, THE CITY OF FARMINGTON, ALAMITO AND LOS ALAMOS COUNTY ACKNOWLEDGEMENT.

         26.1 The Parties recognize that M-S-R, the City of Farmington, Alamito, and Los Alamos County, each has acknowledged that it is familiar with the Project Agreements as amended between New Mexico and Tucson and such agreements govern the activities of the San Juan Project. Where a specific provision of the EPPA, the Farmington PAPA, or the County PPA, is in conflict with the provision in one or more of the Project Agreements, then (a) as between New Mexico and M-S-R, the provisions of the EPPA shall govern, all as provided in Section 5.2 of such EPPA, and (b) as between New Mexico and the City of Farmington, the provisions of the Farmington PAPA shall govern, all as provided in Section 8.2 of the Farmington PAPA, and (c) as between New Mexico and Los Alamos County, the provisions of the County PPA shall govern, all as provided in Section 5.2 of the County PPA. "EPPA" shall mean the San Juan Unit 4 Early Purchase and Participation Agreement entered into by New Mexico and M-S-R on September 26, 1983. "Farmington PAPA" shall mean the San Juan Unit 4 Purchase Agreement and Participation Agreement entered into by New Mexico and Farmington on November 17, 1981. "County PPA" shall mean the Amended and Restated San Juan Unit 4 Purchase and Participation Agreement entered into by New Mexico and Los Alamos County on December 28, 1984.

         IN WITNESS WHEREOF, the Parties hereto have caused this Modification No. 5 to the Co-Tenancy Agreement to be executed as of the 1st day of July, 1985.



                                       PUBLIC SERVICE COMPANY OF NEW MEXICO


Attest:                                By:      /S/ J. L. Wilkins
                                            -------------------------------
/S/ M. Mason-Plunkett                       Its:     Senior Vice President,
--------------------------                           Power Supply
Assistant Secretary



                                       TUCSON ELECTRIC POWER COMPANY


Attest:                                By:      /S/
                                            ------------------------------
/S/                                         Its:     President
--------------------------
Assistant Secretary

STATE OF NEW MEXICO   )
                      ) ss.
COUNTY OF BERNALILLO  )


         The foregoing instrument was acknowledged before this 24th day of June, 1985, by J. L. Wilkins, a Senior Vice President of Public Service Company of New Mexico, a New Mexico corporation on behalf of said corporation.


My Commission Expires:


    July 1, 1988                       /S/ Sherry Leeson
                                       -----------------------
                                       Notary Public



STATE OF ARIZONA   )
                   )  ss.
COUNTY OF PIMA     )

         The foregoing instrument was acknowledged before me this 14th day of June, 1985, by Einar Greve, President of Tucson Electric Power Company, an Arizona corporation, on behalf of said corporation.


My Commission Expires:


   January 9, 1987                      /S/

                                  Exhibit V(a)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 1

                                    Ownership

                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15.      Emergency Diesel Generator

                                  Exhibit V(a)
                                   (continued)


16.      Electrical and Control Systems

17.      SSR Protection System

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                  Exhibit V(b)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 2

                                    Ownership

                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Start-up, Unit Auxiliary, and SO2 Scrubber
         Transformers

11. Bottom Ash System (Up to but not including Dewatering Tank or Ash Water Pump building and equipment.)

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System including the 650-pound Reheat Steam Line and Desuperheater from the Plant Main Steam Line but not including the 165-pound Control Valve and Branch Line to the Chemical Plant

15.      Emergency Diesel Generator

                                  Exhibit V(b)
                                   (continued)


16.      Electrical and Control Systems

17.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

                                  Exhibit V(c)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 3

                                    Ownership

                         New Mexico - 50% Alamito - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Tucson - 0% Los Alamos County - 0%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 3A and 3B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                  Exhibit V(c)
                                   (continued)


17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3C Conveyor to the Secondary Crusher Building

20.      SSR Protection System

21.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  System

          b.      Not included is the Branch Line to the Chemical Plant

                                  Exhibit V(d)

                            FACILITIES AND EQUIPMENT
                         SPECIFIC TO SAN JUAN UNIT NO. 4

                                    Ownership


                        New Mexico - 55.525% Tucson - 0%
                    M-S-R - 28.8% City of Farmington - 8.475%
                     Alamito - 0% Los Alamos County - 7.20%


 1.      Turbine Generator

 2.      Condenser

 3.      Condensate and Feedwater System

          a.      Condensate Pumps
          b.      Feedwater Heaters
          c.      Boiler Feed Pumps
          d.      Storage Tanks

 4.      Boiler including:  Air Heaters, Pulverizers, Bunkers, and
         Feeders

 5.      Forced Draft Fans and Primary Air Fans

 6.      Precipitator

 7.      Stack and Stack Monitoring System

 8.      Cooling Tower

 9.      Circulating Water Pumps

10.      Main, Unit Auxiliary 4A and 4B Transformers

11.      Bottom Ash System including:  Hopper, Dewatering Tank,
         Settling Tank, Surge Tank, Storage Tank, and Pump House

12.      Fly Ash System

13.      Building HVAC System

14. SO2 Absorbers, Scrubbers, Transfer Pumps, Booster Fans, and Flue Gas Reheat System

15.      Emergency Diesel Generator

16.      Electrical and Control Systems

                                  Exhibit V(d)
                                   (continued)


17.      Fuel Oil Ignitor Heaters and Unit Specific Piping

18.      Unit Specific Piping for all Air Systems, Chemical Feed
         Systems, and Hydrogen

19. Coal Reclaim Hoppers, Feeders, Feeder Belts, Belt Scales, Fire Protection System, and 3D Conveyor to the Secondary Crusher Building

20.      Auxiliary Steam Header Piping System:

          a.      Including the Unit Specific Branch Line to the Reheat
                  System

          b.      Not included is the Branch Line to the Chemical Plant

                                  Exhibit V(e)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 1 AND 2

                                    Ownership



                          New Mexico - 50% Tucson - 50%
                       M-S-R - 0% City of Farmington - 0%
                       Alamito - 0% Los Alamos County - 0%


 1.      Bearing Cooling Water System

 2. Bottom Ash Dewatering Facility including: Dewatering Tank, Settling Tank, Surge Tank, Storage Tank, and Pump House

 3.      Demineralizer System including:  Clarifier, Storage Tanks, and
         Sump Pump

 4.      Fuel Oil System (No. 2 Oil for Ignition and Flame
         Stabilization)

 5. Premix Tank Facility (This was the wastewater neutralizer facility and is now operated as part of the Water Management System.)

 6.      Instrument Air System, except Unit Piping

 7.      Chemical Feed System, except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 8.      Plant Air System, except Unit Piping

 9.      Sootblowing Air System, except Unit Piping

10.      Hydrogen Storage System, except Unit Piping

11. Coal Handling Reclaim Systems A and B including: Hoppers, Feeders, Reclaim Conveyors, Belt Scales, and Sprinkler System

12.      Coal Tripper System south of column, Line 12 including Dust
         Collection System

13.      Turbine Lube Oil Storage and Transfer System

14.      Control Room, Equipment Rooms, and Associated HVAC System

                                  Exhibit V(e)
                                   (continued)


15.      Turbine Crane south of column, Line 12

16.      Fuel Oil, Ash, and Water Pipe Racks

17.      Boiler Fill System for Units 1 and 2

18.      All spare parts common to either unit.

19.      SO2 Backup Scrubber-Absorber Transformer

20.      SAR Multiplexer Control System

                                  Exhibit V(f)

                            FACILITIES AND EQUIPMENT
                        COMMON TO SAN JUAN UNITS 3 AND 4

                                    Ownership


                        New Mexico - 52.739% Tucson - 0%
                   M-S-R - 14.4% City of Farmington - 4.249%*
                    Alamito - 25% Los Alamos County - 3.612%


 1.      Bearing Cooling Water System

 2.      Demineralizer System:  including Sump Pumps, Filter Beds, and
         Storage Tanks

 3.      Fuel Oil System (No. 6 Oil for Ignition and Flame
         Stabilization except Ignitor Heaters and Unit Specific Piping)

 4. Wastewater Neutralizer Facility (This facility is operated as part of Water Management System.)

 5.      Instrument Air System except Unit Piping

 6.      Chemical Feed System except Unit Piping

          a.      Condensate and Feedwater System
          b.      Boiler
          c.      Bearing Cooling Water System
          d.      Cooling Tower Systems
          e.      Chlorination System

 7.      Plant Air System except Unit Piping

 8.      Sootblowing Air System except Unit Piping

 9.      Start-Up Transformers and Nonseg Bus to Units 3 and 4
         Switchgear

10.      Hydrogen Storage System except Unit Piping

11.      Coal Tripper System Serving Units 3 and 4 including Dust
         Collection Systems

12.      Turbine Lube Oil Storage and Transfer System

13.      Control Room, Equipment Rooms, and Associated HVAC System

14.      Boiler Fill System for Units 3 and 4

                                  Exhibit V(f)
                                   (continued)



15. Auxiliary Cooling Systems including Auxiliary Cooling Tower No. 1 and Pumps, but excepting No. 4 Tower Pumps and Piping which is Unit Specific

16.      CO2 Storage System

17.      Start-Up Boiler Feed Pump

18.      Turbine Bay Crane north of column, Line 12

19.      Fuel Oil, Ash, and Water Pipe Racks

20.      Fire Water Booster and Jockey Pumps

21.      Halon Fire Protection System

22.      Cooling Tower Multiplex Control System

23.      All spare parts common to either unit.

*City of Farmington's ownership interest is with respect to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981.

                                  Exhibit V(g)

                            FACILITIES AND EQUIPMENT
                          COMMON TO ALL SAN JUAN UNITS

                                    Ownership


                       New Mexico - 51.566% Tucson - 19.8%
                    M-S-R - 8.7% City of Farmington - 2.559%*
                   Alamito - 15.2% Los Alamos County - 2.175%


 1.      River and Raw Water System including:

          a. Diversion and intake structures including all equipment and pump building.
          b.      Raw water line to reservoir.
          c.      Reservoir and pump building and all equipment
          d.      Raw water lines to plant and yard.
          e. All underground and above ground fire protection system to each vendor supplied or unit specific fire distribution system.

 2.      Auxiliary Boiler

 3.      SO2 System Chemical Plant except Absorbers

          a.      Double effect evaporator train systems.
          b.      Fly ash filter system.
          c.      Absorber product and feed tanks.
          d.      Condensate collection, storage, and transfer systems.
          e.      Soda ash storage, mixing, and distribution system.
          f.      Sulfur plant.
          g. Sulfate purge system including crystallizers, centrifuges, evaporators, and salt cake system.
          h. Sulfuric acid plant system including storage tanks and load out system.
          i.      Auxiliary No. 2 cooling tower, pumps, and system.

 4.      Spare Main Transformer 345/24 kV for all units

 5.      Maintenance, Office, and Warehousing Facilities

 6.      Chemical Laboratory

 7.      Coal and Ash Handling Control Facilities

 8. Roads and grounds such as fencing, yard lighting, guard facilities, drainage, and dikes.

 9.      Potable Water System

                                  Exhibit V(g)
                                   (continued)


10. Environmental Monitoring Systems including Air, Water, and Ground. Excludes Stack Monitoring Systems which are unit specific.

11.      Transportation such as trucks, cars, and dozers

12.      Water Management System

          a.      Wastewater Recovery System - Northside

                  1) Reverse osmosis system including lime/soda softening clarifier system.
                  2)       Brine concentrator Nos. 4 and 5.
                  3)       Centrifuge dewatering system.
                  4)       Effluent pond No. 3 and pumping system.
                  5)       North evaporation ponds 1, 2, and 3.

          b.      SO2 Waste Treatment System - Southside

                  1)       Effluent ponds 1A, 1B, 2, and pumping system.
                  2)       Clarifier system.
                  3)       Oxidation towers.
                  4)       Brine concentrator Nos. 1, 2, and 3.
                  5)       Centrifuge dewatering system.
                  6)       South evaporation pond Nos. 1, 2, 3, 4, and 5.

          c.      Data Acquisition System

          d.      Solid Waste Disposal Pit

13. Coal Transfer Facilities from the Reclaim Conveyors to the Head-End of Plant Belts 4A and 4B and Dust Suppression Systems

14. Maintenance Bay Facilities including: Bay Bridge Crane, all Offices, and Support Facilities

15.      Sewage Treatment Facilities

16. On each of Units 1 and 2, the Chemical Plant 165-pound Control Valve, and Branch Line from the Unit Specific 650-pound Reheat Steam Line

17. On each of Units 3 and 4, the Chemical Plant Branch Steam Line from the Unit Specific Auxiliary Steam Header System

*City of Farmington's ownership interest is with respect to Common Facilities not in service on November 17, 1981; the City of Farmington was granted an Easement and License for use of Common Facilities which were in service on November 17, 1981.

                                  Exhibit V(h)

                                SAN JUAN PROJECT

                              SWITCHYARD FACILITIES


                               Cost Allocation (%)



                                                       Replacement/Improvements
                                      Installed Cost          Betterments
                                      --------------          -----------
                              New Mexico     Tucson     New Mexico      Tucson
                              ----------     ------     ----------      ------


345 kV Bus 1 & 3 (East Bus)       50           50           50            50
Bus 2 (West Bus)                  50           50           50            50

Circuit Breakers
----------------

06582 (345/230)                   50           50           50            50
05482                             50           50           50            50
04382 (OJO)                       50           50           50            50

12982 (McKinley)                  50           50           50            50
11882                             50           50           50            50
10782 (Unit 4)                    50           50           50            50

09882 (McKinley)                 58.33       41.67         62.5          37.5
08782                            54.16       45.84         56.25         43.75
07682 (Unit 3)                    50           50           50            50

15282 (Corers)                    50           50           50            50
14182                             50           50           50            50
13082 (Unit 2)                    50           50           50            50
18582 (West Mesa)                 50           50           50            50
17482                             50           50           50            50
16382 (Unit 1)                    50           50           50            50
20782                             50           50           50            50

                                  Exhibit V(h)
                                   (continued)



Shunt Reactors
--------------

Ojo                           100          0          100          0
McKinley 1                   5.36        94.64       5.36        94.64
McKinley 2                   16.67       83.33        25           75
WW (BA)                       100          0          100          0

Transformers
------------

Station Aux. No. 2            100          0          100          0
  400 MVA, 345/230-12.5
Station Aux. No. 1            50           50         50           50
  345/4.16-12.5
Station Aux. No. 3            50           50         50           50

Future Facilities
-----------------

345/69/12 kV                 66.67       33.33       66.67       33.33
2-345 kV Bkrs (Durango)       50           50         50           50

Lower Voltage
-------------

230 kV Control Hse           83.33       16.67       83.33       16.67
230/69 kV Trf                66.67       33.33       66.67       33.33
Shiprock 230 kV line          100          0          100          0